                                                                    EXHIBIT 25.1
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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|
                           ---------------------------
                              THE BANK OF NEW YORK

               (Exact name of trustee as specified in its charter)

New York                                           13-5160382
(State of incorporation                            (I.R.S. employer
if not a U.S. national bank)                       identification no.)

One Wall Street, New York, N.Y.                    10286
(Address of principal executive offices)           (Zip code)

                           ---------------------------

                    SALEM COMMUNICATIONS HOLDING CORPORATION
               (Exact name of obligor as specified in its charter)

Delaware                                           52-2253737
(State or other jurisdiction of                    (I.R.S. employer
incorporation or organization)                     identification no.)


                                 Co-Registrants

Salem Communications Corporation                     Delaware     77-0121400
ATEP Radio, Inc.                                    California    77-0132973
Bison Media, Inc.                                    Colorado     77-0434654
Caron Broadcasting, Inc.                               Ohio       77-0439370

CCM Communications, Inc.                            Tennessee     95-3394730
Common Ground Broadcasting, Inc.                      Oregon      93-1079989
Golden Gate Broadcasting Company, Inc.              California    94-3082936
Inspiration Media of Pennsylvania, L.P.            Pennsylvania   52-2295353
Inspiration Media of Texas, LLC                       Texas       75-2615876
Inspiration Media, Inc.                             Washington    77-0132974
Kingdom Direct, Inc.                                California    77-0498022
New England Continental Media, Inc.                Massachusetts  04-2625658
New Inspiration Broadcasting Company, Inc.          California    95-3356921
OnePlace, LLC                                        Delaware     52-2141739
Pennsylvania Media Associates, Inc.                Pennsylvania   94-3134636
Radio 1210, Inc.                                    California    77-0052616
Reach Satellite Network, Inc.                       Tennessee     62-1499223
Salem Communications Acquisition Corporation         Delaware     52-2251145
Salem Media Corporation                              New York     95-3482072
Salem Media of Colorado, Inc.                        Colorado     84-1239646
Salem Media of Georgia, Inc.                         Delaware     52-2194729
Salem Media of Hawaii, Inc.                          Delaware     91-1973005
Salem Media of Illinois, LLC                         Delaware     52-2295222
Salem Media of Kentucky, Inc.                        Kentucky     61-1346985
Salem Media of New York, LLC                         Delaware     52-2293254
Salem Media of Ohio, Inc.                              Ohio       95-3690954
Salem Media of Oregon, Inc.                           Oregon      77-0114986
Salem Media of Pennsylvania, Inc.                  Pennsylvania   77-0237182
Salem Media of Texas, Inc.                            Texas       77-0379125
Salem Media of Virginia, Inc.                        Virginia     54-1927897
Salem Music Network, Inc.                             Texas       77-0434655
Salem Radio Network Incorporated                     Delaware     77-0305542
Salem Radio Operations-Pennsylvania, Inc.            Delaware     52-2295223

Salem Radio Operations, LLC                          Delaware     77-0581097
Salem Radio Properties, Inc.                         Delaware     52-2194731
Salem Radio Representatives, Inc.                     Texas       77-0281576
SCA License Corporation                              Delaware     52-2255733
South Texas Broadcasting, Inc.                        Texas       77-0388924
SRN News Network, Inc.                                Texas       77-0426090
Vista Broadcasting, Inc.                            California    77-0389639


4880 Santa Rosa Road
Suite 300
Camarillo, California                              93012
(Address of principal executive offices)           (Zip code)
                           ---------------------------

                    7 3/4% Senior Subordinated Notes due 2010
                       (Title of the indenture securities)

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                                      -3-

1.    GENERAL INFORMATION.  FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

      (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.


               Name                                    Address

      Superintendent of Banks of the        2 Rector Street, New York,
      State of New York                     N.Y.  10006, and Albany, N.Y.
                                            12203

      Federal Reserve Bank of New York      33 Liberty Plaza, New York,
                                            N.Y.  10045

      Federal Deposit Insurance             Washington, D.C.  20429
      Corporation

      New York Clearing House               New York, New York   10005
      Association

      (b)   WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

      Yes.

2.    AFFILIATIONS WITH OBLIGOR.

      IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

      None.

16.   LIST OF EXHIBITS.

      EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7a-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).

      1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

      4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

      6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

      7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE


      Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 17th day of December, 2002.


                                    THE BANK OF NEW YORK


                                    By:   /S/      ROBERT A. MASSIMILLO
                                         -------------------------------
                                        Name: ROBERT A. MASSIMILLO
                                        Title:   VICE PRESIDENT


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